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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report:   May 6, 2002

                            GREEN FUSION CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)

Nevada                         000-29213               52-2202416
------                         ---------               ----------
(State of Incorporation)       (Commission             (IRS Employer
                                File  Number)          Identification  #)


        Suite #208 - 750 Terminal Avenue, Vancouver, B.C. Canada  V6A 2M5
        -----------------------------------------------------------------

                    (Address of Principal Executive Offices)

                                 (604) 713-8052
                    ----------------------------------------
              (Registrant's telephone number, including area code)


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This  Form  8-K has been amended to reflect additional shares and share purchase warrants issued to Evan Baergen, the sole executive officer and director of the Company, that were inadvertently omitted from the Form 8-K filed with the Securities and Exchange Commission on May 17, 2002.

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

Green Fusion Corporation. ("Green Fusion" or "we") completed the acquisition of House of Brussels Holdings Ltd., a British Columbia company ("House of Brussels") on May 6, 2002. See Item 2 of this Form 8-K. There has been a change of control of Green Fusion as a result of the completion of this acquisition and subsequent transactions completed by Green Fusion.

Green Fusion issued an aggregate of 30,000,000 shares of Green Fusion's common stock to the shareholders of House of Brussels in consideration for the acquisition of a 100% interest in House of Brussels. The issuance of shares to the shareholders of House of Brussels was in consideration of the transfer by the House of Brussels shareholders of their respective interests in House of Brussels, representing in aggregate all of the issued and outstanding shares of House of Brussels.

Green Fusion also completed the acquisition of GFC Ventures Corp. ("GFC Ventures"), a British Columbia company, on May 10, 2002. Green Fusion issued an aggregate of 13,684,700 shares of Green Fusion's common stock in consideration for the acquisition of all the issued and outstanding shares of GFC Ventures. See Item 2 of this Form 8-K.

Green Fusion settled indebtedness owing by Green Fusion and House of Brussels in the aggregate amount of $839,854 by the issue of an aggregate of 7,635,200 units at a deemed price of $0.11 per unit to creditors. See Item 2 of this Form 8-K.

As a result of these transactions, the number of shares of Green Fusion's outstanding common stock increased to 62,635,800 shares as of May 16, 2002 and there has been a change of control of Green Fusion. Mr. Richard Siemens and Siemens Industries Ltd. are considered control persons of Green Fusion. Mr. Logan Anderson and Mr. Harold Moll are no longer considered to be control persons of Green Fusion.

Principal  Shareholders  And  Holdings  Of  Management
------------------------------------------------------

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of May 15, 2002 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group, and (iv) our former control persons. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

                  Name and address          Number of Shares    Percentage
Title  of  class  of beneficial owner       of Common Stock     of Common Stock
----------------  -------------------       ---------------     ---------------
Common Stock      L.  EVAN  BAERGEN(5)      5,269,667  Shares     8.3%
                  President, Secretary
                  and Director
                  5290  Oak  Place
                  Ladner,  BC  V4K  1L9
-------------     ---------------------     -----------------   ---------------
Common Stock      RICHARD J. SIEMENS AND    18,703,449  Shares    29.9%
                  SIEMENS INDUSTRIES LTD.(2)
                  c/o 3100 Vancouver Centre,


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                  Name and address          Number of Shares    Percentage
Title  of  class  of beneficial owner       of Common Stock     of Common Stock
----------------  -------------------       ---------------     ---------------


                  PO  Box  11504,
                  650 West Georgia Street,
                  Vancouver, BC V6B 4P7
-------------     ---------------------     -----------------   ---------------
Common Stock      WILLIAM J. LOEWEN,         4,715,172  Shares     7.5%
                  YOUNG LEE
                  YOON AND W. J. LOEWEN LTD.(3)
                  c/o 3100 Vancouver Centre,
                  PO Box 11504,
                  650 West Georgia Street,
                  Vancouver, BC V6B 4P7
-------------     ---------------------     -----------------   ---------------
Common Stock      CHUN  SUI  FUN  AND        7,634,127  Shares    12.0%
                  HONG  KONG
                  BASE  LIMITED  (4)
                  Unit  C,  26/F,  CNT
                  -  Jialing
                  Commercial  Building
                  338  Hennessy  Road,
                  Hong Kong
-------------     ---------------------     -----------------   ---------------
Common Stock      LOGAN  ANDERSON            2,023,500  Shares     3.2%
                  15  Hill  Crescent
                  Pembroke,  Bermuda
-------------     ---------------------     -----------------   ---------------
Common Stock      HAROLD  C.  MOLL           2,023,032  Shares     3.2%
                  Lacovia  Condominium
                  P.O.  Box  1998G
                  Seven  Mile  Beach
                  Grand  Cayman,  BWI
-------------     ---------------------     -----------------   ---------------
Common Stock      All  Officers  and         5,269,667  Shares     8.3%
                  Directors  as  a
                  Group  (1  person)
-------------     ---------------------     -----------------   ---------------


(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.
Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 15, 2002. As of May 15, 2002, there were 62,635,800 shares of our common stock issued and outstanding.

(2)     Richard  J. Siemens is the controlling shareholder of Siemens Industries
Ltd.

(3) William J. Loewen and Young Lee Yoon are the controlling shareholders of W.J. Loewen Ltd.

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(4)     Chun  Sui  Fun is the controlling shareholder of Hong Kong Base Limited.
Includes 6,775,684 shares held as of May 15, 2002 and 858,443 shares issuable upon the exercise of warrants to purchase additional shares of common stock within 60 days of May 15, 2002.

(5) Includes 4,477,267 shares held as of May 15, 2002 and 792,400 shares issuable upon the exercise of warrants to purchase additional shares of common stock within 60 days of May 15, 2002.


Future  Changes  In  Control
----------------------------

We are not aware of any arrangement that might result in a change in control in the future.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

Acquisition  of  House  of  Brussels  Holdings  Ltd.
----------------------------------------------------

We completed the acquisition of House of Brussels Holdings Ltd. ("House of Brussels"), a British Columbia company, on May 6, 2002. This acquisition was completed pursuant to a share purchase agreement with House of Brussels and the shareholders of House of Brussels dated April 2, 2002. We issued 30,000,000 shares to the shareholders of House of Brussels in exchange for all of the issued and outstanding shares of House of Brussels. This acquisition was agreed to be effective as of May 1, 2002.

Green Fusion issued a total of 30,000,000 shares of its common stock to the House of Brussels shareholders on closing as follows:

     House  of  Brussels  Shareholder                  Number  of  Shares
     --------------------------------                  ------------------

     Siemens  Industries  Ltd.                         18,703,449  Shares
     W.  J.  Loewen  Ltd.                               4,715,172  Shares
     Hong  Kong  Base  Limited                          5,917,241  Shares
     Gordon  T.  Bartlett                                 310,345  Shares
     Joseph  Thomas  Sambell                              353,793  Shares

The number of shares issued was based on our assessment of the fair market value of House of Brussels and the trading price of our common stock at the time of the execution of the share purchase agreement.

Business  of  House  of  Brussels  Ltd.
---------------------------------------

House of Brussels Holdings Ltd. owns and operates Brussels Chocolates, an established manufacturer and retailer of gourmet quality chocolate products in Vancouver, British Columbia, Canada. Brussels Chocolates is a premier manufacturer and distributor of gourmet, high-quality Belgian chocolates through retail distribution channels in 5 corporate store locations and a wholesale network mainly in Canada, and to a lesser degree in the United States and overseas. Since 1983, Brussels Chocolates has been an established chocolate manufacturer and retailer in the Vancouver, British Columbia metropolitan region and its name has become synonymous with high quality gourmet Belgian chocolates at an affordable cost.

Brussels Chocolates offers a full line of gourmet quality, Belgian chocolates, utilizing high grade chocolate and quality ingredients. Brussels Chocolate's signature product is its "hedgehog" chocolate - a molded chocolate design that blends aesthetics with taste for a strong customer appeal. The "hedgehog" is a traditional Belgian symbol of good luck, and the Brussels Chocolates manufactures its "hedgehog"

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chocolates  in  eighteen  different  flavors,  including  almond dark chocolate, macadamia milk chocolate and hazelnut white chocolate. Brussels Chocolates also offers fine quality chocolate bars in over 10 distinct flavors, as well as an assortment of truffles in flavors including maple creams. Brussels Chocolate's ice wine truffles are made with Canadian ice wine and have become increasingly popular.

Brussels Chocolates has historically received approximately 50% of its business through its corporate owned retail locations, and 50% through wholesale distribution. Brussels Chocolates manufactures all of its chocolate products in-house at a high-quality 30,000 square foot manufacturing facility in Vancouver, British Columbia. This facility is currently operating at approximately 10% capacity, and will provide ample production capabilities for a planned ramp up in sales and operations throughout Canada and the United States.

Acquisition  of  GFC  Ventures  Corp.
-------------------------------------

We completed the acquisition of GFC Ventures Corp. ("GFC Ventures") on May 10, 2002 pursuant to an agreement originally dated June 26, 2001. GFC Ventures originally signed the original letter of intent for the acquisition of House of Brussels in June 2001 and has been engaged in the management of the business of House of Brussels since that date. We issued an aggregate of 13,684,700 shares of our common stock in consideration of the acquisition of all of the outstanding shares of GFC Ventures to the following:

Name of Shareholder                    Number of Shares
-------------------                    ----------------
L. Evan Baergen                        3,677,367
---------------                        --------------
Grant Petersen                         1,677,367
--------------                         --------------
Outsource Associates Limited           2,000,000
----------------------------           --------------
GPAV Investments Ltd.                  2,677,367
---------------------                  --------------
Zap Investments Inc.                   1,000,000
--------------------                   --------------
Equine Holdings Ltd.                     868,333
--------------------                   ---------------
Buena Vista Investments Ltd.             800,000
----------------------------           ---------------
John Veltheer                            100,000
-------------                          ---------------
Mountainview Holdings Ltd.               884,266
--------------------------             ---------------

Of these shares, an aggregate of 3,677,367 shares were issued to Mr. L. Evan Baergen, our sole director and executive officer.

The number of shares issued to acquire GFC Ventures rose based on our determination of the market value of GFC Ventures based on the trading price of our common stock on March 11, 2002.

Debt  Settlement
----------------

On May 10, 2002, we issued an aggregate of 7,635,200 units at a deemed price of $0.11 per unit to creditors in settlement of indebtedness that we and House of Brussels had accrued in the aggregate amount of $839,854. The indebtedness settled included the following indebtedness:

1. a shareholders loan that was outstanding in the amount of $8,762 as of March 31, 2002;

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2.     short-term  loans  that  were outstanding in the amount of $466,375 as of
March  31,  2002;

3. a convertible note that was outstanding in the amount of $150,000 as of March 31, 2002;

4.     a  shareholders  loan  of House of Brussels in the amount of $94,429; and

5.     various  accounts  payable.

These debt settlement units consist of one share of common stock and one share purchase warrant. Accordingly, an aggregate of 7,635,200 shares of common stock and 7,635,200 share purchase warrants were issued. Of this amount, 792,400 shares and 792,400 share purchase warrants were issued to Evan Baergen, our sole executive officer and director, in consideration of the cancellation of indebtedness in the amount of $87,164. In addition, 858,443 shares and 858,443 share purchase warrants were issued to Hong Kong Base Limited, one of our 5% shareholders, in consideration of the cancellation of indebtedness owed by House of Brussels in the amount of $94,429. Each share purchase warrant entitles the holder to purchase an additional share of common stock at a price of $0.25 per share for a two-year period. We have agreed to file a Form S-3 Registration Statement to qualify the resale of these shares and the shares issuable on exercise of the warrants under the Securities Act of 1933.


ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.


ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Not  applicable.


ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

Not  applicable.


ITEM  7.     FINANCIAL  STATEMENTS

(a)  Financial  statements  of  businesses  acquired.

The Registrant will file financial statements of House of Brussels Holdings Ltd., a British Columbia company, by an amendment to this Report on Form 8-K to be filed within the time period required by Form 8-K.

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The  Registrant  will file financial statements of GFC Ventures Corp., a British
Columbia company, by an amendment to this Report on Form 8-K to be filed within the time period required by Form 8-K.


(b)  Pro  Forma  Financial  Information.

The Registrant will file pro forma information showing the effect of the acquisition of House of Brussels Holdings Ltd., a British Columbia company, by an amendment to this Report on Form 8-K to be filed within the time period required by Form 8-K.

The Registrant will file pro forma information showing the effect of the acquisition of GFC Ventures Corp., a British Columbia company, by an amendment to this Report on Form 8-K to be filed within the time period required by Form 8-K.

(c)     Exhibits.

Exhibit  Number     Description  of  Exhibit
---------------     ------------------------
10.1                Memorandum  of  Agreement  dated March 11, 2002 between the
                    Registrant, GFC Ventures  Corp.,  House  of  Brussels
                    Holdings  Ltd.  (1)

10.2                Share  Purchase  Agreement  dated  effective  April  2,
                    2002  (2)

(1) Previously filed with the Securities and Exchange Commission as an exhibit to the Registrant's Form 10-KSB filed on April 1, 2002.

(2) Previously filed with the Securities and Exchange Commission as an exhibit to the Registrant's Form 8-K filed on April 24, 2002.


ITEM  8.     CHANGE  IN  FISCAL  YEAR

Not  Applicable.


ITEM  9.     REGULATION  FD  DISCLOSURE

None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREEN  FUSION  CORPORATION

                                        By: /s/  L.  Evan  Baergen
Date:  May  17,  2002                   _______________________
                                        L.  Evan  Baergen
                                        President,  Secretary,
                                        Treasurer  &  Director




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